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                                                                    Exhibit 99
                      	MONTHLY SERVICERS CERTIFICATE
                      	SERVICER:  NATIONSBANK, N.A.
                      	NATIONSBANK AUTO TRUST 1995-A

Pursuant to the Pooling and Servicing Agreement, dated as of December 6,1995 (as amended and supplemented, the "Pooling and Servicing Agreement") between
NationsBank, N.A., NationsBank of Georgia,N.A.	NationsBank of Florida, N.A.,
and NationsBank of Texas, N.A. (as "Sellers"); NationsBank N.A. (as "Servicer"); and Chemical Bank (as "Trustee"), the Servicer is required to
prepare certain information each	month regarding distributions to
Certificateholders' and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below.


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Collection Period				                                        Feb-98
Determination Date				                                       3/9/98
Deposit Date			                                            	3/13/98
Distribution Date			                                       	3/16/98

Pool Balance on the close of the last day of the preceding
  Collection Period		                                         		264,428,845.57
Less:	Principal Collections			                                   15,500,074.01
    		Purchase Amount allocable to Principal		                           	0.00
   		 Realized Losses 			                                           547,735.15
                                                             -----------------
Pool Balance on the close of the last day of the Collection
  Period 				                                                   248,381,036.41
                                                             =================
Original Pool Balance			                                     	1,066,816,806.33
Pool Factor		                                                      		23.28245%

Class A Certificate Balance
		  Beginning Class A Certificate Balance			                    256,495,980.21
		  Class A Principal Distribution to Class A Distribution
      Account                                                    15,566,374.89
                                                             -----------------
  		Ending Class A Certificate Balance			                       240,929,605.32
Original Class A Certificate Balance                      				1,034,812,302.14
  	 Class A Pool Factor 		                                         		23.28245%
   	Class B Certificate Balance
  		Beginning Class B Certificate Balance                      			7,932,865.36
  		Class B Principal Distribution to Class B Distribution
      Account			                                                    481,434.27
                                                             -----------------
  		Ending Class B Certificate Balance			                         7,451,431.09
Original Class B Certificate Balance	                         			32,004,504.19
Class B Pool Factor 		                                             		23.28245%

Class A Pass-Through Rate	                                          			5.8500%
Class B Pass-Through Rate			                                          	6.0000%

Class A Percentage		                                                		97.0000%
Class B Percentage			                                                 	3.0000%

Available Interest
  		Collections and Liquidation Proceeds allocable to interest		 	2,213,623.84
  		Recoveries		                                                   	118,032.63
  		Purchase Amount allocable to Interest			                              0.00
                                                             -----------------
              			Total Interest Collections		                     2,331,656.47
  		Advances for the related Distribution Date			                   460,134.50
  		Less:  Outstanding Advances to be reimbursed			                 349,732.34
                                                             -----------------
              			Total Available Interest		                       2,442,058.63

Available Principal
  		Collections and Liquidation Proceeds allocable to Principal		15,500,074.01
  		Purchase Amount allocable to Principal		                             	0.00
                                                             -----------------
              			Total Available Principal		                     15,500,074.01

Deposit to Certificate Account
  		Available Interest	                                         		2,442,058.63
  		Available Principal	                                       		15,500,074.01
  		Withdrawal from Reserve Account	                                    		0.00
  		Less:  Basic Servicing Fee to be withheld from Collections	   		220,357.37
                                                             -----------------
              			Net Deposit to Certificate Account		            17,721,775.27

Class A Interest Distribution
  		Class A Monthly Interest			                                   1,250,417.90
  		Class A Interest Carryover Shortfall		                               	0.00
                                                             -----------------
              			Total		                                          1,250,417.90

Class B Interest Distribution
  		Class B Monthly Interest	                                      		39,664.33
  		Class B Interest Carryover Shortfall		                               	0.00
                                                             -----------------
              			Total	                                             	39,664.33


Class A Principal Distribution
  		Class A Monthly Principal			                                 15,566,374.89
  		Class A Principal Carryover Shortfall from the preceding
      Distribution Date		                                                	0.00
                                                             -----------------
              			Total	                                         	15,566,374.89

Class B Principal Distribution
  		Class B Monthly Principal	                                    		481,434.27
  		Class B Principal Carryover Shortfall from the preceding
      Distribution Date			                                                0.00
                                                             -----------------
              			Total	                                            	481,434.27

Basic Servicing Fee (inc. unpaid amount from prior periods)		     		220,357.37

Distributions to the extent of Available Interest and Available
  Reserve amount(and Class B Percentage of Available Principal with respect to Class A Interest Distribution)
  		Unpaid Basic Servicing Fee to Servicer		                       	220,357.37
  		Class A Interest Distribution to Class A Distribution
      Account		                                                  	1,250,417.90
  		Class B Interest Distribution to Class B Distribution
      Account		                                                     	39,664.33

Distributions of Available Principal, Remaining Available
  Interest	and Remaining Available Reserve Amount
  		Class A Principal Distribution to Class A Distribution
      Account		                                                 	15,566,374.89
  		Class B Principal Distribution to Class B Distribution
      Account		                                                    	481,434.27
  		To Reserve Account up to Specified Reserve Account Balance	    		27,598.58
  		Any Remaining Amounts to Sellers		         	                    356,285.30


Specified Reserve Account Balance                            				13,335,210.08
  		Greater of:
  		(a) Reserve percentage applicable		                                 	5.00%
		      Pool Balance on last day of Collection Period
          times reserve percentage applicable		                 	12,419,051.82
  		(b) Lesser of: Deposit from Available Interest and
                     Available Principal
           	(i)  floor amount stated or		                        13,335,210.08
           	(ii) Pool Balance on last day of Collection Period
        			      plus interest through Scheduled Distribution
                  Date	                                         321,099,964.14
   		Specified Reserve Account Balance		                        	13,335,210.08

Reserve Account
  		Beginning Balance		                                         	13,335,210.08
  		Deposit from Available Interest and Available Principal	       		27,598.58
  		Investment Earnings                                           			53,096.64
  		Less:  Withdrawal from Reserve Account and deposit to
             Certificate Account to cover:
		        	Accrued and unpaid Basic Servicing Fees	                      	0.00
        			Amounts to be distributed to Certificateholders'	             	0.00
        			Reimb. to Servicer for Outstanding Advances
             associated with Defaulted Accounts	                    	27,598.58
   	Less: Withdrawal by Sellers of Excess of Reserve Account
            Balance Over Specified Reserve Account Balance		             	0.00
  		Less:  Withdrawal of Investment Earnings by Servicer		          	53,096.64
                                                             -----------------
  		Ending Balance                                            			13,335,210.08
                                                             =================

Available Reserve Account Balance			                            	13,335,210.08

Realized Losses	                                                 			547,735.15
Net Loss Ratio (annualized)
  		For the current Collection Period	                                 		2.01%
  		For the preceding Collection Period	                               		2.95%
  		For the second preceding Collection Period		                        	1.74%
   	Average Net Loss Ratio (Specified Reserve Account Balance
      increases if greater than 1.50%)			                               	2.23%

Delinquency Analysis
  		Number of Loans
     			   30 to 59 days past due                                      		1,033
     			   60 to 89 days past due 	                                       	217
     			   90 or more days past due                                      		249
                                                            ------------------
     			Total                                                          		1,499

   	Principal Balance
			       30 to 59 days past due 	                               	7,676,157.52
    			   60 to 89 days past due 	                               	1,608,374.59
    			   90 or more days past due 		                             2,036,119.26
                                                            ------------------
    			Total	                                                   	11,320,651.37

Delinquency Ratio
  		For the current Collection Period	                                 		1.47%
  		For the preceding Collection Period                               			1.58%
  		For the second preceding Collection Period		                        	1.55%
Average Delinquency Ratio (Specified Reserve Account Balance
  increases if greater than 1.25%)		                                   		1.53%

Collateral Repossessed and Held by the Trust
  		Number		                                                              	167
  		Principal Balance		                                          	1,336,634.84

Weighted Average Computations
  		Weighted Average Coupon	                                       		10.60040%
  		Weighted Average Original Term		                                    	61.23
  		Weighted Average Remaining Term		                                   	26.15
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